MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 1999-1

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Collection Period                                     3/1/00-3/31/00
Determination Date                                         4/10/2000
Payment Date                                               4/17/2000


Pool Balance

     1 .   Pool Balance on the close of the last day of the preceding
           Collection Period                                                                                  $ 538,794,271.52

     2 .   Collections allocable to Principal                                                                 $  23,002,099.05

     3 .   Principal Returns                                                                                  $     226,196.38

     4 .   Purchase Amount allocable to Principal                                                             $           0.00

     5 .   Defaulted Contracts                                                                                $     466,284.83

                                                                                                              -----------------
                                                                                                              -----------------
     6 .   Pool Balance on the close of the last day of the Collection Period                                 $ 515,099,691.26
           (Ln 1 - Ln2 - Ln3 - Ln4 - Ln5)

     7 .   Initial Pool Balance                                                                               $ 643,957,759.72

     8 .   Pool Factor                                                                                               0.7998967

                                                                                      Beginning                      End
     9 .   Portfolio Balances                                                         of Period                  of Period
                                                                                ----------------------------------------------
                                                                                ----------------------------------------------

           a.  Class A-1 Note Balance                                           $  50,086,511.80              $  26,391,931.54
           b.  Class A-2 Note Balance                                           $ 208,650,000.00              $ 208,650,000.00
           c.  Class A-3 Note Balance                                           $ 178,900,000.00              $ 178,900,000.00
           d.  Class A-4 Note Balance                                           $  88,278,000.00              $  88,278,000.00
           e.  Certificate Balance                                              $  12,879,759.72              $  12,879,759.72
                                                                                ----------------              ----------------
                                                                                ----------------              ----------------
           f.  Total Portfolio Balance (sum a - e)                              $ 538,794,271.52              $ 515,099,691.26

    10 .   Pool Factors

           a.  Class A-1 Note Pool Factor                                              0.3226184                     0.1699963
           b.  Class A-2 Note Pool Factor                                              1.0000000                     1.0000000
           c.  Class A-3 Note Pool Factor                                              1.0000000                     1.0000000
           d.  Class A-4 Note Pool Factor                                              1.0000000                     1.0000000
           e.  Certificate Pool Factor                                                 1.0000000                     1.0000000
                                                                                ----------------              ----------------
                                                                                ----------------              ----------------
           f.  Aggregate Pool Factor                                                   0.8366919                     0.7998967

    11 .   Weighted Average Coupon                                                                            %          10.56%

    12 .   Weighted Average Original Term                                                                months          58.76

    13 .   Weighted Average Remaining Term                                                               months          41.91

Collections

    14 .   Finance Charge:

           a.  Collections allocable to Finance Charge                                                        $   4,829,255.24
           b.  Liquidation Proceeds allocable to Finance Charge                                               $         373.18
           c.  Purchase Amount allocable to Finance Charge                                                    $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           d.  Available Finance Charge Collections (sum a - c)                                               $   4,829,628.42

    15 .   Principal:
           a.  Collections allocable to Principal                                                             $  23,002,099.05
           b.  Liquidation Proceeds allocable to Principal                                                    $      32,749.00
           c.  Purchase Amount allocable to Principal                                                         $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           d.  Available Principal Collections (sum a - c)                                                    $  23,034,848.05

    16 .   Total Finance Charge and Principal Collections (14d + 15d)                                         $  27,864,476.47

    17 .   Interest Income from Collection Account                                                            $     123,764.49

                                                                                                              ----------------
                                                                                                              ----------------
    18 .   Available Funds (Ln16 + Ln17)                                                                      $  27,988,240.96

Required Payment Amount

    19 .   Total Servicing Fee
           a.  Monthly Servicing Fee                                                                          $     448,995.23
           b.  Amount Unpaid from Prior Months                                                                $           0.00
           c.  Amount Paid                                                                                    $     448,995.23
                                                                                                              ----------------
                                                                                                              ----------------
           d.  Shortfall Amount (a + b - c)                                                                   $           0.00

    20 .   Noteholder Interest Amounts
           a.  Class A-1 Monthly Interest                                                                     $     284,773.12
           b.  Class A-1 Monthly Interest Carryover Shortfall                                                 $           0.00
           c.  Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                 $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           d.  Total Class A-1 Note Interest (sum a - c)                                                      $     284,773.12

           e.  Class A-2 Monthly Interest                                                                     $   1,237,468.38
           f.  Class A-2 Monthly Interest Carryover Shortfall                                                 $           0.00
           g.  Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                 $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           h.  Total Class A-2 Note Interest (sum e - g)                                                      $   1,237,468.38

           i.  Class A-3 Monthly Interest                                                                     $   1,007,803.33
           j.  Class A-3 Monthly Interest Carryover Shortfall                                                 $           0.00
           k.  Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                 $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           l.  Total Class A-3 Note Interest (sum i - k)                                                      $   1,007,803.33

           m.  Class A-4 Monthly Interest                                                                     $     506,127.20
           n.  Class A-4 Monthly Interest Carryover Shortfall                                                 $           0.00
           o.  Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                 $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           p.  Total Class A-4 Note Interest (sum m - o)                                                      $     506,127.20

           q.  Total Monthly Note Interest                                                                    $   3,036,172.03
           r.  Total Monthly Note Interest Carryover Shortfall                                                $           0.00
           s.  Total Interest Due on Monthly Note Interest Carryover Shortfall                                $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           t.  Total Note Interest (sum q - s)                                                                $   3,036,172.03

    21 .   Noteholder Principal Amounts
           a.  Class A-1 Monthly Note Principal                                                               $  23,694,580.26
           b.  Class A-2 Monthly Note Principal                                                               $           0.00
           c.  Class A-3 Monthly Note Principal                                                               $           0.00
           d.  Class A-4 Monthly Note Principal                                                               $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           e.  Total Monthly Note Principal                                                                   $  23,694,580.26

    22 .   Certificateholder Interest Amounts
           a.  Monthly Certificate Interest                                                                   $      76,419.91
           b.  Monthly Certificate Interest Carryover Shortfall                                               $           0.00
           c.  Interest Due on Monthly Certificate Interest Carryover Shortfall                               $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           d.  Total (sum a - c)                                                                              $      76,419.91

           e.  Total Certificate Interest                                                                     $      76,419.91

    23 .   Monthly Certificate Principal                                                                      $           0.00

    24 .   Required Payment Amount                                                                            $  27,256,167.43

Insurance Payment Amount

    25 .   Insurance Premium(s) Due
           a.  Current Amount Due                                                                             $      74,233.88
           b.  Overdue Premiums                                                                               $           0.00
           c.  Amount Paid                                                                                    $      74,233.88
                                                                                                              ----------------
                                                                                                              ----------------
           d.  Shortfall Amount (a + b - c)                                                                   $           0.00

    26 .   Unreimbursed Insurance Payments
           a.  Current Amount Due                                                                             $           0.00
           b.  Interest                                                                                       $           0.00
           c.  Amount Paid                                                                                    $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           d.  Shortfall Amount (a + b - c)                                                                   $           0.00

    27 .   Insurance Payment Amount                                                                           $      74,233.88

Available Funds

    28 .   Available Funds                                                                                    $  27,988,240.96

    29 .   Reserve Account Draw Amount                                                                        $           0.00

    30 .   Policy Claim Amount                                                                                $           0.00

Collection Account Activity

    31 .   Deposits
           a.  Total Daily Deposits of Finance Charge Collections                                             $   4,829,628.42
           b.  Total Daily Deposits of Principal Collections                                                  $  23,034,848.05
           c.  Withdrawal from Reserve Account                                                                $           0.00
           d.  Policy Claimm Amount                                                                                       0.00
           e.  Interest Income                                                                                $     123,764.49
                                                                                                              ----------------
                                                                                                              ----------------
           f.  Total Deposits to Collection Account (sum a - e)                                               $  27,988,240.96

    32 .   Withdrawals
           a.  Servicing Fee                                                                                  $     448,995.23
           b.  Deposit to Note Payment Account for Monthly Note Interest/Principal                            $  26,730,752.29
           c.  Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal              $      76,419.91
           d.  Payments to Insurer for Insurance Premium                                                      $      74,233.88
           e.  Remibursement of Insurance Payments                                                            $           0.00
           f.  Deposit to Reserve Account                                                                     $           0.00
           g.  Payment to Seller of any remaining funds                                                       $     657,839.66
                                                                                                              ----------------
                                                                                                              ----------------
           h.  Total Withdrawals from Collection Account(sum a - g)                                           $  27,988,240.96

Note Payment Account Activity

    33 .   Deposits
           a.  Class A-1 Interest Distribution                                                                $     284,773.12
           b.  Class A-2 Interest Distribution                                                                $   1,237,468.38
           c.  Class A-3 Interest Distribution                                                                $   1,007,803.33
           d.  Class A-4 Interest Distribution                                                                $     506,127.20

           e.  Class A-1 Principal Distribution                                                               $  23,694,580.26
           f.  Class A-2 Principal Distribution                                                               $           0.00
           g.  Class A-3 Principal Distribution                                                               $           0.00
           h.  Class A-4 Principal Distribution                                                               $           0.00

           i.  Total Deposits to Note Payment Account (sum a - h)                                             $  26,730,752.29

    34 .   Withdrawals
           a.  Class A-1 Distribution                                                                         $  23,979,353.38
           b.  Class A-2 Distribution                                                                         $   1,237,468.38
           c.  Class A-3 Distribution                                                                         $   1,007,803.33
           d.  Class A-4 Distribution                                                                         $     506,127.20
                                                                                                              ----------------
                                                                                                              ----------------
           e.  Total Withdrawals from Note Payment Account (sum a - d)                                        $  26,730,752.29

Certificate Payment Account Activity

    35 .   Deposits
           a.  Certificate Interest Distribution                                                              $      76,419.91
           b.  Certificate Principal Distribution                                                             $           0.00
                                                                                                              ----------------
                                                                                                              ----------------
           c.  Total Deposits to Certificate Payment Account (sum a - b)                                      $      76,419.91

    36 .   Withdrawals
           a.  Certificate Distribution                                                                       $      76,419.91
                                                                                                              ----------------
                                                                                                              ----------------
           b.  Total Withdrawals from Certifiate Payment Account                                              $      76,419.91

Required Reserve Account Amount

       If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the lesser of: (Ln37 or Ln38)

    37 .   Greater of: (a or b)
           a.  Percentage applicable times Pool Balance as of the last day
               of the prior Collection Period      (percentage applicable        =  3.75%)                    $  20,204,785.18
           b.  $6,439,577.60                                                                                  $   6,439,577.60

    38 .   Sum of Note Balance and Certificate Balance as of current Payment Date
           (after giving effect to all principal payments on current Payment Date)                            $ 515,099,691.26

       If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the Required Reserve Account Increase Amount:

    39 .   Greater of: (a or b)
           a.  Percentage applicable times Pool Balance as of the last day
               of the prior Collection Period      (percentage applicable        =  7.50%)                    $  40,409,570.36
           b.  $12,879,155.19                                                                                 $  12,879,155.19

    40 .   Required Reserve Account Amount                                                                    $  20,204,785.18

Reserve Account Reconciliation

    41 .   Beginning Balance (as of Preceding Payment Date)                                                   $  20,980,204.20

    42 .   Investment Earnings                                                                                $     106,257.80

    43 .   Reserve Account Draw Amount                                                                        $           0.00

                                                                                                              ----------------
                                                                                                              ----------------
    44 .   Reserve Account Amount (Ln 41 + Ln42 - Ln43)                                                       $  21,086,462.00

    45 .   Deposit from Excess Available Funds                                                                $           0.00

    46 .   Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                       $     881,676.81

                                                                                                              ----------------
                                                                                                              ----------------
    47 .   Ending Balance (Ln44 + Ln45 - Ln46)                                                                $  20,204,785.18

    48 .   Reserve Account Deficiency (Ln40 - Ln47)                                                           $           0.00

Instructions to the Trustee

    49 .   Amount to be deposited from the Reserve Account into the Collection Account                        $           0.00

    50 .   Amount to be paid to Servicer from the Collection Account                                          $     448,995.23

    51 .   Amount to be deposited from the Collection Account into the Note Payment Account                   $  26,730,752.29

    52 .   Amount to be deposited from the Collection Account into the Certificate Payment Account            $      76,419.91

    53 .   Amount to be paid to Insurance Provider from the Collection Account                                $      74,233.88

    54 .   Amount to be deposited from the Collection Account into the Reserve Account                        $           0.00

    55 .   Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
           Exceeds Required Reserve Amount                                                                    $     881,676.81

    56 .   Amount to be paid to Seller from the Collection Account for any remaining Available Funds          $     657,839.66

    57 .   Amount to be paid to Class A-1 Noteholders from the Note Payment Account                           $  23,979,353.38

    58 .   Amount to be paid to Class A-2 Noteholders from the Note Payment Account                           $   1,237,468.38

    59 .   Amount to be paid to Class A-3 Noteholders from the Note Payment Account                           $   1,007,803.33

    60 .   Amount to be paid to Class A-4 Noteholders from the Note Payment Account                           $     506,127.20

    61 .   Amount to be paid to Certificateholders from the Certificate Payment Account                       $      76,419.91

Net Loss and Delinquency Activity

    62 .   Cummulative Net Losses                                                                             $   1,540,309.18

    63 .   Cumulative Net Loss Percentage
           a.  For the current Collection Period                                                              %         0.2392%
           b.  Has a Required Reserve Account Increase Event occurred?                                                NO
           c.  Has a Cumulative Net Loss Trigger Event occurred?                                                      NO

    64 .   Delinquency Analysis                                                           Number of                Principal
                                                                                            Loans                   Balance
                                                                                ----------------------------------------------
                                                                                ----------------------------------------------

           a.  31 to 60 days past due                                                        439              $   4,074,702.00
           b.  61 to 90 days past due                                                         87              $     669,280.00
           c.  91 or more days past due                                                       57              $     424,800.00
                                                                                ----------------------------------------------
                                                                                ----------------------------------------------
           d.  Total (sum a - c)                                                             583                  5,168,782.00


    65 .   Delinquency Ratio including Repossessions
           a.  For the current Collection Period                                                              %         0.9593%
           b.  For the preceding Collection Period                                                            %         1.0846%
           c.  For the second preceding Collection Period                                                     %         1.1892%
           d.  Average Delinquency Ratio (average a - c)                                                      %         1.0777%
           e.  Has a Required Reserve Account Increase Event occurred (greater than 4.25%)?                            NO
           f.  Has a Trigger Event occurred (greater than 5.25%)?                                                      NO


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 10th day of April, 2000.

CARMAX AUTO SUPERSTORES, INC.
================================================================================

As Servicer

By:            s/Philip J. Dunn
               -----------------------------------------------------------------

Name:          Philip J. Dunn

Title:         Treasurer and Assistant Secretary